UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2023 (April 12, 2023)

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On April 12, 2023, SmileDirectClub, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with a certain investor (the “Purchaser”), pursuant to which the Company issued to the Purchaser 600,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share.

On January 9, 2023, the Company’s wholly-owned subsidiary, SmileDirectClub, LLC, entered into an agreement with the Purchaser, pursuant to which we agreed to buy all of the Purchaser’s rights, title and interest in certain assets. On April 12, 2023, the parties desired to amend the agreement with the Purchaser (the “Amendment”). As consideration for the Amendment, the Company agreed to issue the Shares to the Purchaser.

The Shares are being issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-267370), as amended, which was declared effective by the Securities and Exchange Commission on October 4, 2022, a base prospectus dated October 4, 2022 and a prospectus supplement dated April 13, 2023.

The Stock Purchase Agreement contains customary representations, warranties and covenants made by the Company. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the opinion of Foley & Lardner LLP, counsel to the Company, relating to the validity of the issuance of the Shares is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Foley & Lardner LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

By:	/s/ Troy Crawford
Troy Crawford
Chief Financial Officer

Date: April 13, 2023